                                                                     EXHIBIT 4.3

                             SOLECTRON CORPORATION

                                      AND

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,

                           AS PURCHASE CONTRACT AGENT




                           PURCHASE CONTRACT AGREEMENT




                          DATED AS OF DECEMBER 27, 2001

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND OTHER PROVISIONS  OF GENERAL APPLICATION...................      1

   SECTION 1.1 Definitions...........................................................      1

   SECTION 1.2 Compliance Certificates and Opinions..................................     14

   SECTION 1.3 Form of Documents Delivered to Agent..................................     15

   SECTION 1.4 Acts of Holders; Record Dates.........................................     15

   SECTION 1.5 Notices...............................................................     17

   SECTION 1.6 Notice to Holders; Waiver.............................................     18

   SECTION 1.7 Effect of Headings and Table of Contents..............................     18

   SECTION 1.8 Successors and Assigns................................................     18

   SECTION 1.9 Separability Clause...................................................     19

   SECTION 1.10 Benefits of Agreement................................................     19

   SECTION 1.11 Governing Law........................................................     19

   SECTION 1.12 Legal Holidays.......................................................     19

   SECTION 1.13 Counterparts.........................................................     19

   SECTION 1.14 Inspection of Agreement..............................................     20

ARTICLE II CERTIFICATE FORMS.........................................................     20

   SECTION 2.1 Forms of Certificates Generally.......................................     20

   SECTION 2.2 Form of Agent's Certificate of Authentication.........................     21

ARTICLE III THE UNITS................................................................     21

   SECTION 3.1 Title and Terms; Denominations........................................     21

   SECTION 3.2 Rights and Obligations Evidenced by the Certificates..................     22

   SECTION 3.3 Execution, Authentication, Delivery and Dating........................     22

   SECTION 3.4 Temporary Certificates................................................     23

   SECTION 3.5 Registration; Registration of Transfer And Exchange...................     24

   SECTION 3.6 Book-Entry Interests..................................................     26
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   SECTION 3.7 Notices to Holders....................................................     26

   SECTION 3.8 Appointment of Successor Clearing Agency..............................     27

   SECTION 3.9 Definitive Certificates...............................................     27

   SECTION 3.10 Mutilated, Destroyed, Lost and Stolen Certificates...................     27

   SECTION 3.11 Persons Deemed Owners................................................     28

   SECTION 3.12 Cancellation.........................................................     29

   SECTION 3.13 Establishment of Stripped Units......................................     30

   SECTION 3.14 Reestablishment of Normal Units......................................     31

   SECTION 3.15 Transfer of Collateral upon Occurrence of Termination Event..........     32

   SECTION 3.16 No Consent to Assumption.............................................     33

ARTICLE IV THE DEBENTURES............................................................     33

   SECTION 4.1 Payment of INTEREST; Rights to interest
               payments Preserved; Notice............................................     33

   SECTION 4.2 Notice and Voting.....................................................     34

   SECTION 4.3 Tax Event Redemption..................................................     35

ARTICLE V THE PURCHASE CONTRACTS; THE REMARKETING....................................     36

   SECTION 5.1 Purchase of Shares of Common Stock....................................     36

   SECTION 5.2 Payment of Purchase Price; Remarketing................................     37

   SECTION 5.3 Issuance of Shares of Common Stock....................................     42

   SECTION 5.4 Adjustment of Settlement Rate.........................................     42

   SECTION 5.5 Notice of Adjustments and Certain Other Events........................     50

   SECTION 5.6 Termination Event; Notice.............................................     50

   SECTION 5.7 Early Settlement......................................................     51

   SECTION 5.8 Early Settlement Upon Merger..........................................     52

   SECTION 5.9 Charges and Taxes.....................................................     55

   SECTION 5.10 No Fractional Shares.................................................     55

ARTICLE VI REMEDIES..................................................................     55

   SECTION 6.1 Unconditional Right of Holders to Purchase Common Stock...............     55

   SECTION 6.2 Restoration of Rights and Remedies....................................     56

   SECTION 6.3 Rights and Remedies Cumulative........................................     56
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   SECTION 6.4 Delay or Omission Not Waiver..........................................     56

   SECTION 6.5 Undertaking for Costs.................................................     56

   SECTION 6.6 Waiver of Stay or Extension Laws......................................     57

ARTICLE VII THE AGENT................................................................     57

   SECTION 7.1 Certain Duties and Responsibilities...................................     57

   SECTION 7.2 Notice of Default.....................................................     58

   SECTION 7.3 Certain Rights of Agent...............................................     58

   SECTION 7.4 Not Responsible for Recitals or Issuance of Units.....................     60

   SECTION 7.5 May Hold Units........................................................     60

   SECTION 7.6 Money Held in Custody.................................................     60

   SECTION 7.7 Compensation and Reimbursement........................................     60

   SECTION 7.8 Corporate Agent Required; Eligibility.................................     61

   SECTION 7.9 Resignation and Removal; Appointment of Successor.....................     61

   SECTION 7.10 Acceptance of Appointment by Successor...............................     63

   SECTION 7.11 Merger, Conversion, Consolidation or Succession to Business..........     63

   SECTION 7.12 Preservation of Information; Communications to Holders...............     64

   SECTION 7.13 No Obligations of Agent..............................................     64

   SECTION 7.14 Tax Compliance.......................................................     64

ARTICLE VIII SUPPLEMENTAL AGREEMENTS.................................................     65

   SECTION 8.1 Supplemental Agreements Without Consent of Holders....................     65

   SECTION 8.2 Supplemental Agreements with Consent of Holders.......................     66

   SECTION 8.3 Execution of Supplemental Agreements..................................     67

   SECTION 8.4 Effect of Supplemental Agreements.....................................     67

   SECTION 8.5 Reference to Supplemental Agreements..................................     67

ARTICLE IX CONSOLIDATION, MERGER, SALE OR CONVEYANCE.................................     68

   SECTION 9.1 Covenant Not to Merge, Consolidate, Sell or Convey Property
               Except Under Certain Conditions.......................................     68

   SECTION 9.2 Rights and Duties of Successor Corporation............................     68

   SECTION 9.3 Opinion of Counsel Given to Agent.....................................     69

ARTICLE X COVENANTS..................................................................     69
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   SECTION 10.1 Performance Under Purchase Contracts.................................     69

   SECTION 10.2 Maintenance of Office or Agency......................................     69

   SECTION 10.3 Company to Reserve Common Stock......................................     70

   SECTION 10.4 Covenants as to Common Stock.........................................     70

   SECTION 10.5 Statements of Officer of the Company as to Default...................     70
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EXHIBITS

EXHIBIT A  Form of Normal Units Certificate
EXHIBIT B  Form of Stripped Units Certificate
EXHIBIT C Instruction from Purchase Contract Agent to Collateral Agent EXHIBIT D Instruction to Purchase Contract Agent

              PURCHASE CONTRACT AGREEMENT, dated as of December 27, 2001, between Solectron Corporation, a Delaware corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., a national banking association, acting as purchase contract agent for the Holders of Units from time to time (the "Agent").

                                    RECITALS

              The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

              All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

                                   WITNESSETH:

              For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

       SECTION 1.1 DEFINITIONS.

              For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

              (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States as of the date hereof;

              (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

              (d) the following terms have the meanings given to them in this
       Section 1.1(d):

              "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

              "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

              "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

              "Agent-purchased Treasury Consideration" has the meaning specified in Section 5.2(b)(i).

              "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

              "Applicable Market Value" has the meaning specified in Section
       5.1.

              "Applicants" has the meaning specified in Section 7.12(b).

              "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

              "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

              "Board of Directors" means either the Board of Directors of the Company or the Pricing Committee of such Board or any other committee of such Board duly authorized to act generally or in any particular respect for the Board hereunder.

              "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors, the Pricing Committee or any other duly authorized committee of the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors, the Pricing Committee or any other duly authorized committee of the

       Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

              "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

              "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York or at a place of payment are authorized or required by law, regulation or executive order to close.

              "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

              "Cash Merger" has the meaning set forth in Section 5.8.

              "Certificate" means a Normal Units Certificate or a Stripped Units Certificate.

              "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

              "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

              "Closing Price" has the meaning specified in Section 5.1.

              "Collateral" has the meaning specified in Section 2.1 of the Pledge Agreement.

              "Collateral Agent" means U.S. Bank, N. A., a national banking association, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

              "Collateral Substitution" has the meaning specified in Section
       3.13.

              "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

              "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

              "Constituent Person" has the meaning specified in Section 5.4(b).

              "Corporate Trust Office" means the corporate trust office of the Agent at which, at any particular time, the relationship created by this Agreement shall be administered, which office at the date hereof is located at 633 West 5th Street, 12th Floor, Los Angeles, CA 90071.

              "Coupon Rate" means the percentage rate per annum at which each Debenture will bear interest initially.

              "Current Market Price" has the meaning specified in Section 5.4(a)(8).

              "Custodial Agent" means U.S. Bank. N.A., a national banking association, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

              "Debentures" means the series of subordinated debt securities of the Company designated the 7.25% Subordinated Debentures due 2006, to be issued under the First Supplemental Indenture.

              "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor.

              "DTC" means The Depository Trust Company, the initial Clearing Agency.

              "Early Settlement" has the meaning specified in Section 5.7(a).

              "Early Settlement Amount" has the meaning specified in Section 5.7(a).

              "Early Settlement Date" has the meaning specified in Section
       5.7(a).

              "Early Settlement Rate" has the meaning specified in Section
       5.7(b).

              "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

              "Expiration Date" has the meaning specified in Section 1.4.

              "Expiration Time" has the meaning specified in Section 5.4(a)(6).

              "Failed Remarketing" has the meaning specified in Section 5.2(b)(ii).

              "Fair Market Value" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the initial public offering price of those securities, (b) in the case of any other Spin-Off, (i) the average of the Sale Price of those securities over the first 10 Trading Days after the effective date of such Spin-Off, or (ii) if the Sale Price is required to be defined without regard to the price on any Trading Days, the Sale Price as of the effective date of such Spin-Off.

              "First Supplemental Indenture" means the First Supplemental Indenture, dated as of December 27, 2001, between the Company and the Trustee.

              "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

              "Holder" means the Person in whose name the Unit evidenced by a Normal Units Certificate and/or a Stripped Units Certificate is registered in the related Normal Units Register and/or the Stripped Units Register, as the case may be.

              "Indenture" means the Base Indenture, dated as of December 27, 2001, between the Company and the Trustee, as supplemented by the First Supplemental Indenture.

              "Initial Public Offering" with respect to a Spin-Off means the first time securities of the same class or type as the securities being distributed in such Spin-Off are bona fide offered to the public for cash in an offering registered under the Securities Act.

              "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

              "Last Failed Remarketing" has the meaning specified in Section 5.2(b)(ii).

              "Merger Early Settlement" has the meaning specified in Section
       5.8.

              "Merger Early Settlement Amount" has the meaning specified in
       Section 5.8.

              "Merger Early Settlement Date" has the meaning specified in
       Section 5.8.

              "Non-electing Share" has the meaning specified in Section 5.4(b).

              "Normal Unit" means the collective rights and obligations of a Holder of a Normal Units Certificate in respect of a Debenture or the appropriate Treasury Consideration, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

              "Normal Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units specified on such certificate, substantially in the form of Exhibit A hereto.

              "Normal Units Register" and "Normal Units Registrar" have the respective meanings specified in Section 3.5.

              "NYSE" has the meaning specified in Section 5.1.

              "Officers' Certificate" means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the President or any Vice-President, and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

              "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

              "Opt-out Treasury Consideration" has meaning specified in Section 5.2(b)(iv).

              "Outstanding Units" means, as of the date of determination, all Normal Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                     (i) If a Termination Event has occurred, (A) Stripped Units and (B) Normal Units for which the related Debenture or the appropriate Treasury Consideration, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Normal Units;

                     (ii) Normal Units and Stripped Units evidenced by
              Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                     (iii) Normal Units and Stripped Units evidenced by
              Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Normal Units or Stripped Units evidenced by such Certificate are valid obligations of the Company;

       provided, that in determining whether the Holders of the requisite number of the Normal Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Normal Units or Stripped Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Normal Units or Stripped Units which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Normal Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Normal Units or Stripped Units and that the pledgee is not the Company or any Affiliate of the Company.

              "Payment Date" means each February 15, May 15, August 15 and November 15, commencing February 15, 2002.

              "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

              "Pledge" means the pledge under the Pledge Agreement of the Debentures, the Treasury Securities or the appropriate Treasury Consideration, in each case constituting a part of the Units, property, cash, securities, financial assets and security entitlements of the Collateral Account (as defined in the Pledge Agreement) and any proceeds of any of the foregoing.

              "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units.

              "Pledged Debentures" has the meaning set forth in the Pledge Agreement.

              "Pledged Treasury Consideration" has the meaning set forth in the Pledge Agreement.

              "Pledged Treasury Securities" has the meaning set forth in the Pledge Agreement.

              "Predecessor Certificate" means a Predecessor Normal Units Certificate or a Predecessor Stripped Units Certificate.

              "Predecessor Normal Units Certificate" of any particular Normal Units Certificate means every previous Normal Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Normal Units evidenced thereby; and, for the purposes of this definition, any Normal Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Normal Units Certificate.

              "Predecessor Stripped Units Certificate" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

              "Purchase Contract," when used with respect to any Unit, means the contract forming a part of such Unit and obligating the Company to sell and the Holder of such Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article Five.

              "Purchase Contract Settlement Fund" has the meaning specified in
       Section 5.3.

              "Purchase Price" has the meaning specified in Section 5.1.

              "Purchased Shares" has the meaning specified in Section 5.4(a)(6).

              "Quotation Agent" means the primary U.S. government securities dealer located in New York City and retained by the Company in order to determine the price of the Redemption Treasury Portfolio. The Company shall retain Goldman, Sachs, & Co. or a successor as the Quotation Agent; provided that if Goldman, Sachs, & Co. ceases to be a primary government securities dealer or does not wish to perform the services of the Quotation Agent under the First Supplemental Indenture, the Company shall retain another primary U.S. government securities dealer as quotation agent.

              "Record Date" for the distribution payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, a day selected by the Company which shall be more than one Business Day but less than 60 Business Days prior to such Payment Date.

              "Redemption Amount" means, for each Debenture, the product of (i) the principal amount of such Debenture and (ii) a fraction whose numerator is the applicable Redemption Treasury Portfolio Purchase Price and whose denominator is the applicable Redemption Principal Amount.

              "Redemption Price" means the redemption price per Debenture equal to the Redemption Amount plus any accrued and unpaid interest on such Debenture to the date of redemption.

              "Redemption Principal Amount" means either (i) if the Tax Event Redemption Date occurs prior to the successful remarketing of the Debentures pursuant to the provisions of Section 5.2 of this Agreement, the aggregate principal amount of the Debentures which are components of Normal Units on the Tax Event Redemption Date or (ii) if the Tax Event Redemption Date occurs on or after a successful remarketing of the Debentures pursuant to the terms of Section 5.2 of this Agreement, the aggregate principal amount of the Debentures outstanding on such Tax Event Redemption Date.

              "Redemption Treasury Portfolio" means (a) if the Tax Event Redemption Date occurs prior to the successful remarketing of the Debentures pursuant to the provisions of Section 5.2 of this Agreement, a portfolio of zero-coupon U.S. Treasury securities consisting of (i) principal or interest strips of U.S. Treasury securities which mature on or prior to the Stock Purchase Date in an aggregate amount equal to the applicable Redemption Principal Amount and (ii) with respect to each scheduled interest payment date on the Debentures that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, principal or interest strips of U.S. Treasury securities which mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Redemption Principal Amount of the Debentures on such date, assuming that the Interest Rate on the Debentures were not reset on the applicable Reset Date, and (b) if the Tax Event Redemption Date occurs after successful remarketing of the Debentures in pursuant to the terms of Section 5.2 of this Agreement, a portfolio of zero-coupon U.S. Treasury securities consisting of (i) principal or interest strips of U.S. Treasury securities which mature on or prior to November 15, 2006 in an aggregate amount equal to the applicable

       Redemption Principal Amount and (ii) with respect to each scheduled interest payment date on the Debentures that occurs after the Tax Event Redemption Date, principal or interest strips of such U.S. Treasury securities which mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Redemption Principal Amount of the Debentures on such date.

              "Redemption Treasury Portfolio Purchase Price" means the lowest aggregate price solicited by the Quotation Agent and quoted by a primary U.S. government securities dealer for the Redemption Treasury Portfolio on the third Business Day before the Tax Event Redemption Date for settlement on the Tax Event Redemption Date.

              "Register" means the Normal Units Register and the Stripped Units Register, as applicable.

              "Registrar" means the Normal Units Registrar and the Stripped Units Registrar, as applicable.

              "Remarketing Agent" has the meaning specified in Section
       5.2(b)(i).

              "Remarketing Agreement" means the Remarketing Agreement to be entered into by and among the Company, the Remarketing Agent and the Agent prior to the Remarketing Date.

              "Remarketing Date" means August 15, 2004.

              "Remarketing Fee" has the meaning specified in Section 5.2(b)(i).

              "Remarketing Value" means the sum of

                     (i) the value at the Remarketing Date or the Subsequent
              Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Payment Date falling on the Stock Purchase Date, an amount of cash equal to the aggregate interest that is scheduled to be payable on that Payment Date, on
              (1) the Debentures which are included in Normal Units and (2) the Separate Debentures, in each case, which are participating in the remarketing, assuming for that purpose that the interest rate on the Debentures is equal to the Coupon Rate, and

                     (ii) the value at the Remarketing Date or the Subsequent
              Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the Stated Amount of (1) such Debentures that are included in Normal Units and (2) the Separate Debentures, in each case, which are participating in the remarketing;

       provided that for purposes of clauses (i) and (ii) above, the Remarketing Value shall be calculated based on (x) U.S. Treasury securities that are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the Remarketing Value, and (y) U.S. Treasury securities that are valued based on the ask-side price of such U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonably and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

              "Reorganization Event" has the meaning specified in Section
       5.4(b).

              "Reset Date" means the date of the successful remarketing of the Debentures pursuant to the provisions of Section 5.2 of this Agreement.

              "Responsible Officer" means, when used with respect to the Agent, any officer within the Corporate Trust Administration unit of the Agent (or any successor unit or department of the Agent) located at the Corporate Trust Office of the Agent who has direct responsibility for the administration of this Agreement and, for the purposes of Section 7.1(b)(2), shall also include any officer of the Agent to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

              "Sale Price" of any securities distributed in a Spin-Off on any Trading Day means the closing sale price per share (or if no closing price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which such securities are traded or, if the securities are not listed on a U.S. national or regional securities exchange, as reported by Nasdaq or, if the securities are not so reported, the last quoted bid price for the securities in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the securities on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Securities Intermediary" means U.S. Bank, N. A., a national banking association, in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

              "Separate Debentures" has the meaning set forth in the Pledge Agreement.

              "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or the Stock Purchase Date.

              "Settlement Rate" has the meaning specified in Section 5.1.

              "Spin-Off" means a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

              "Stated Amount" means, with respect to any one Debenture, Normal Unit or Stripped Unit, $25.

              "Stock Purchase Date" means November 15, 2004.

              "Stripped Unit" means the collective rights and obligations of a holder of a Stripped Units Certificate in respect of a 1/40 undivided beneficial interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Purchase Contract.

              "Stripped Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

              "Stripped Units Register" and "Stripped Units Registrar" have the respective meanings specified in Section 3.5.

              "Subsequent Remarketing" has the meaning specified in Section 5.2(b)(ii).

              "Subsequent Remarketing Date" means any date on which the Remarketing Agent attempts a Subsequent Remarketing in accordance with
       Section 5.2 hereof.

              "Tax Event" means the receipt by the Company of an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, or other independent counsel having a nationally-recognized tax practice to the effect that, as a result of (i) any amendment to, change in, or announced proposed change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (ii) any amendment to or change in an official interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (iii) any official interpretation or pronouncement that provides for a position with respect to any such laws or regulations that differs from the generally accepted position on December 20, 2001, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after December 20, 2001, there is more than an insubstantial risk that interest or original issue discount on the Debentures would not be deductible, in whole or in part, by the Company for United States federal income tax purposes.

              "Tax Event Redemption" means the redemption by the Company, at its option, if a Tax Event has occurred and is continuing, of all, but not less than all, the Debentures then outstanding upon not less than 30 but no more than 60 days' notice to the Holders of the Debentures.

              "Tax Event Redemption Date" has the meaning specified in the First Supplemental Indenture.

              "Termination Date" means the date, if any, on which a Termination Event occurs.

              "Termination Event" means the occurrence of any of the following events:

                     (i) at any time on or prior to the Stock Purchase Date, a
              judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar Federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                     (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                     (iii) at any time on or prior to the Stock Purchase Date
              the Company shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall seek reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

              "Threshold Appreciation Price" has the meaning specified in
       Section 5.1.

              "Trading Day" has the meaning specified in Section 5.1.

              "Treasury Consideration" means the Agent-purchased Treasury Consideration, the Opt-out Treasury Consideration, or the Redemption Treasury Portfolio, as the case may be.

              "Treasury Security" means a zero coupon U.S. Treasury security (CUSIP Number 912803AB9) maturing on November 15, 2004 that will pay $1,000 on such maturity date.

              "Trustee" means State Street Bank and Trust Company of California, N.A., a national banking association, as trustee under the Indenture and the First Supplemental Indenture, or any successor thereto.

              "Underwriting Agreement" means the Underwriting Agreement relating to the Units dated December 20, 2001 among the Company and the underwriters named therein.

              "Unit" means a Normal Unit or a Stripped Unit.

              "Vice-President" means any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president."

       SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

              Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

              (a) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

       SECTION 1.3 FORM OF DOCUMENTS DELIVERED TO AGENT.

              (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

       SECTION 1.4 ACTS OF HOLDERS; RECORD DATES.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

              (c) The ownership of Units shall be proved by the Normal Units Register or the Stripped Units Register, as the case may be.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

              (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Normal Units and the Outstanding Stripped Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Normal Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

              (f) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

       SECTION 1.5 NOTICES.

              Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

              (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to and received by the Agent at 633 West 5th Street, 12th Floor, Los Angeles, CA, 90071,
       Attention: Corporate Trust Administration (Solectron Corporation 2001 Purchase Contract Agreement), telecopy: (213) 362-7357, with telephonic confirmation to (213) 362-7345, or at any other address furnished in writing by the Agent to the Holders and the Company; or

              (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to and received by the Company at 777 Gibraltar Drive, Milpitas, CA, Attention: Chief Financial Officer, telecopy: (408) 957-2855, or at any other address furnished in writing to the Agent by the Company; or

              (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to and received by the Collateral Agent at 180 East Fifth Street, St. Paul, MN 55101, Attn: Corporate Trust Services/Frank Leslie, telecopy: (651) 244-0711, or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

              (d) the Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to and received by the Trustee at 633 West 5th Street, 12th Floor, Los Angeles, CA, 90071,
       Attention: Corporate Trust Administration (Solectron Corporation 2001 Purchase Contract Agreement), telecopy: (213) 362-7357, with telephonic confirmation to (213) 362-7345, or at any other address furnished in writing by the Trustee to the Company.

       SECTION 1.6 NOTICE TO HOLDERS; WAIVER.

              (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

              (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

       SECTION 1.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

              The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       SECTION 1.8 SUCCESSORS AND ASSIGNS.

              All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

       SECTION 1.9 SEPARABILITY CLAUSE.

              In case any provision in this Agreement or in the securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

       SECTION 1.10 BENEFITS OF AGREEMENT.

              Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

       SECTION 1.11 GOVERNING LAW.

              This Agreement and the Units shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

       SECTION 1.12 LEGAL HOLIDAYS.

              (a) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Normal Units Certificates) payments on the Debentures shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company for the period from and after any such Payment Date, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

              (b) In any case where the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Stock Purchase Date.

       SECTION 1.13 COUNTERPARTS.

              This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

       SECTION 1.14 INSPECTION OF AGREEMENT.

              A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                   ARTICLE II

                                CERTIFICATE FORMS

       SECTION 2.1 FORMS OF CERTIFICATES GENERALLY.

              (a) The Normal Units Certificates (including the form of Purchase Contract forming part of the Normal Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Normal Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Normal Units Certificates, as evidenced by their execution of the Normal Units Certificates.

              (b) The definitive Normal Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Normal Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

              (c) The Stripped Units Certificates (including the form of Purchase Contracts forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

              (d) The definitive Stripped Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

              (e) Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

              "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT."

       SECTION 2.2 FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION.

              (a) The form of the Agent's certificate of authentication of the Normal Units shall be in substantially the form set forth on the form of the Normal Units Certificates.

              (b) The form of the Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

                                   ARTICLE III

                                    THE UNITS

       SECTION 3.1 TITLE AND TERMS; DENOMINATIONS.

              (a) The aggregate number of Normal Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 40,000,000 (44,000,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.7, 5.8 or 8.5.

              (b) The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

       SECTION 3.2 RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES.

              (a) Each Normal Units Certificate shall evidence the number of Normal Units specified therein, with each such Normal Unit representing the ownership by the Holder thereof of a beneficial interest in a Debenture or the appropriate Treasury Consideration, as the case may be, subject to the Pledge of such Debenture or such Treasury Consideration, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Normal Unit shall pledge, pursuant to the Pledge Agreement, the Debenture or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Debenture or such Treasury Consideration, as the case may be, for the benefit of the Company, to secure the obligation of such Holder under the related Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contract shall not entitle the Holder of the related Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

              (b) Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Unit representing the ownership by the Holder thereof of a 1/40 undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contract shall not entitle the Holder of the related Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

       SECTION 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

              (a) Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

              (b) The Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

              (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

              (d) No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contract or Purchase Contracts evidenced by such Certificate.

              (e) Each Certificate shall be dated the date of its authentication.

              (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

       SECTION 3.4 TEMPORARY CERTIFICATES.

              (a) Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Normal Units or Stripped Units, as the case may be, are listed, or as may, consistent herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

              (b) If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Normal Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

       SECTION 3.5 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

              (a) The Agent shall keep at the Corporate Trust Office a register (the "Normal Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Normal Units Certificates and of transfers of Normal Units Certificates (the Agent, in such capacity, the "Normal Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Agent, in such capacity, the "Stripped Units Registrar").

              (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Normal Units or Stripped Units, as the case may be.

              (c) At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the

       Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

              (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

              (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

              (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

              (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the third Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall,

                     (i) if the Stock Purchase Date has occurred, deliver the
              shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate to the Holder,

                     (ii) in the case of Normal Units, if a Termination Event
              shall have occurred prior to the Stock Purchase Date, transfer the Debentures or the appropriate Treasury Consideration, as applicable, relating to such Normal Units to the Holder, or

                     (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Units to the Holder, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

       SECTION 3.6 BOOK-ENTRY INTERESTS.

              The Certificates, on original issuance, will be issued in the form of one or more, fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

              (a) the provisions of this Section 3.6 shall be in full force and effect;

              (b) the Company and the Agent shall be entitled to deal with the Registered Holder for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

              (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this
       Section 3.6 shall control; and

              (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

       SECTION 3.7 NOTICES TO HOLDERS.

              Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

       SECTION 3.8 APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

              If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Units.

       SECTION 3.9 DEFINITIVE CERTIFICATES.

              If

                     (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8,

                     (ii) the Company elects to terminate the book-entry system arrangements through the Clearing Agency with respect to the Units, or

                     (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts,

              then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

       SECTION 3.10 MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES.

              (a) If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

              (b) If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or to a Responsible Officer of the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

              (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the third Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver to the Holder the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer to the Holder the Debentures, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

              (d) Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

              (e) Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

              (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

       SECTION 3.11 PERSONS DEEMED OWNERS.

              (a) Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby, for the purpose of receiving interest payments on the Debentures, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any such payments shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

              (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

       SECTION 3.12 CANCELLATION.

              (a) All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of Debentures, the appropriate Treasury Consideration or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement or Merger Early Settlement, or a Collateral Substitution or an establishment or re-establishment of a Normal Unit; or (iii) upon the registration of a transfer or exchange of a Unit shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be disposed of by the Agent in accordance with its then customary procedures.

              (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

       SECTION 3.13 ESTABLISHMENT OF STRIPPED UNITS.

              (a) A Holder may separate the Pledged Debentures or Pledged Treasury Consideration, as applicable, from the related Purchase Contracts in respect of the Normal Units held by such Holder by substituting for such Pledged Debentures or Pledged Treasury Consideration, as the case may be, Treasury Securities that will pay at maturity an amount equal to the aggregate Stated Amount of such Normal Units (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the fourth Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units, and (ii) transferring the related Normal Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Debentures or Pledged Treasury Consideration, as the case may be, underlying such Normal Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Debentures or Pledged Treasury Consideration, as the case may be, from the related Purchase Contracts in respect of the Normal Units held by such Holder during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the third Business Day following such dates. Upon receipt of the Treasury Securities described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Debentures or Pledged Treasury Consideration, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                     (x) cancel the related Normal Units;

                     (y) transfer the Pledged Debentures or Pledged Treasury
              Consideration, as the case may be, to the Holder; and

                     (z) authenticate, execute on behalf of such Holder and
              deliver a Stripped Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Normal Units.

              (b) Holders who elect to separate the Pledged Debentures or Pledged Treasury Consideration, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Pledged Debentures or Pledged

       Treasury Consideration, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

              (c) Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Debentures, only in integral multiples of 40 Normal Units, or (ii) if the Collateral Substitutions occur after a Tax Event Redemption or a successful remarketing of the Debentures pursuant to the terms of Section 5.2 of this Agreement, as the case may be, only in integral multiples of Normal Units such that the Treasury Securities to be deposited and the Treasury Consideration to be released are in integral multiples of $1,000.

              (d) In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Normal Units or fails to deliver a Normal Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Debentures or Pledged Treasury Consideration, as the case may be, constituting a part of such Normal Units, and any distributions on such Pledged Debentures or Pledged Treasury Consideration, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units are so transferred or the Normal Units Certificate is so delivered, as the case may be, or, with respect to a Normal Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Normal Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

              (e) Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Debenture or the appropriate Treasury Consideration, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

       SECTION 3.14 REESTABLISHMENT OF NORMAL UNITS.

              (a) A Holder of Stripped Units may reestablish Normal Units at any time from and after the date of this Agreement and on or prior to the fourth Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent the Debentures or the appropriate Treasury Consideration (identified and calculated by reference to the Treasury Consideration then comprising Normal Units), as the case may be, then comprising such number of Normal Units as is equal to the number of such Stripped Units and (ii) transferring such Stripped Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Debentures or the appropriate Treasury Consideration, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Unit, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Normal Units during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the third Business Day following such dates. Upon receipt of the Debentures or the appropriate Treasury Consideration, as the case may be, described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                     (x) cancel the related Stripped Units;

                     (y) transfer the Pledged Treasury Securities to the Holder;
              and

                     (z) authenticate, execute on behalf of such Holder and
              deliver a Normal Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units.

              (b) Holders of Stripped Units may reestablish Normal Units (i) only in integral multiples of 40 Stripped Units for 40 Normal Units or
       (ii) if the reestablishment occurs after a Tax Event Redemption or a successful remarketing of the Debentures pursuant to Section 5.2 of this Agreement, only in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

              (c) Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

       SECTION 3.15 TRANSFER OF COLLATERAL UPON OCCURRENCE OF TERMINATION EVENT.

              Upon the occurrence of a Termination Event and the transfer to the Agent of the Debentures, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying the Normal Units and the Stripped Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Debentures or the appropriate Treasury Consideration or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Normal Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Normal Units or Stripped Units or delivery of a Normal Units Certificate or Stripped Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Debentures, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Normal Units or Stripped Units fails to effect such transfer or delivery, the Debentures, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units or Stripped Units are transferred or the Normal Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Normal Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

       SECTION 3.16 NO CONSENT TO ASSUMPTION.

              Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption, under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV

                                 THE DEBENTURES

       SECTION 4.1 PAYMENT OF INTEREST; RIGHTS TO INTEREST PAYMENTS PRESERVED;
                   NOTICE.

              (a) A payment on any Debenture or Treasury Consideration, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) of which such Debenture or the appropriate Treasury Consideration, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

              (b) Each Normal Units Certificate evidencing Debentures delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Normal Units Certificate shall carry the rights to interest accrued and unpaid, which were carried by the Debentures underlying such other Normal Units Certificate.

              (c) In the case of any Normal Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, payments on the Debenture or the appropriate Treasury Consideration, as the case may be, underlying such Normal Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement or Collateral Substitution, as the case may be, and such payments shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Unit Certificates) was registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Normal Unit with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, payments on the related Debentures or payments on the appropriate Treasury Consideration, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Normal Unit; provided, that to the extent that such Holder continues to hold the separated Debentures that formerly comprised a part of such Holder's Normal Units, such Holder shall be entitled to receive any payments on such separated Debentures.

       SECTION 4.2 NOTICE AND VOTING.

              Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debentures but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Debentures are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Debentures, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debentures entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Debentures underlying their Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal

Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Debentures as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Debenture underlying such Normal Unit. The Company hereby agrees, if applicable, to solicit Holders of Normal Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Debentures.

       SECTION 4.3 TAX EVENT REDEMPTION.

              Upon the occurrence of a Tax Event Redemption prior to the successful remarketing of the Debentures pursuant to the provisions of Section
5.2 of this Agreement, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply out of the aggregate Redemption Price for the Debentures that are components of the Normal Units, an amount equal to the aggregate Redemption Amount for the Debentures that are components of the Normal Units to purchase on behalf of the Holders of Normal Units, on a pro rata basis, the Redemption Treasury Portfolio and promptly remit the remaining portion of such Redemption Price, if any, to the Agent for payment to the Holders of such Normal Units on a pro rata basis. The Redemption Treasury Portfolio will be substituted for the Pledged Debentures, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Normal Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Normal Unit. Following the occurrence of a Tax Event Redemption prior to the successful remarketing of the Debentures pursuant to the provisions of Section 5.2 of this Agreement, the Holders of Normal Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Redemption Treasury Portfolio as the Holder of Normal Units and the Collateral Agent had in respect of the Debentures subject to the Pledge thereof as provided in Articles II, III, IV, V, and VI of the Pledge Agreement, and any reference herein or in the Certificates to the Debentures shall be deemed to be reference to such Redemption Treasury Portfolio and any reference herein or in the Certificates to interest on the Debentures shall be deemed to be reference to corresponding distributions on the Redemption Treasury Portfolio. The Company may cause to be made in any Normal Unit Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Redemption Treasury Portfolio for Debentures as collateral.

                                    ARTICLE V

                     THE PURCHASE CONTRACTS; THE REMARKETING

       SECTION 5.1 PURCHASE OF SHARES OF COMMON STOCK.

              (a) Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.7, or a Merger Early Settlement has occurred in accordance with Section 5.8, obligate the Holder of the related Unit to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $25 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to,

                     (i) if the Applicable Market Value (as defined below) is
              equal to or greater than $11.58 (the "Threshold Appreciation Price"), 2.1597 shares of Common Stock per Purchase Contract,

                     (ii) if the Applicable Market Value is less than the
              Threshold Appreciation Price, but is greater than $9.81, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Unit divided by the Applicable Market Value, and

                     (iii) if the Applicable Market Value is equal to or less
              than $9.81, 2.5484 shares of Common Stock per Purchase Contract,

       in each case subject to adjustment as provided in Section 5.4 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

              (b) The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on, if applicable, each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date (or, in the event of a Cash Merger contemplated by Section 5.8, ending on the third Trading Day immediately preceding the date of the consummation of the Cash Merger). The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

              (c) Each Holder of a Unit, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Debentures, the appropriate Treasury Consideration or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in
       Section 5.2 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Debentures, the appropriate Treasury Consideration or the Treasury Securities to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract.

                     (i) Upon registration of transfer of a Certificate, the
              transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

       SECTION 5.2 PAYMENT OF PURCHASE PRICE; REMARKETING.

              (a) Unless a Tax Event Redemption or a Termination Event has occurred or a Holder of a Unit has settled the underlying Purchase Contract through an Early Settlement pursuant to Section 5.7 or a Merger Early Settlement pursuant to Section 5.8, the settlement of the Purchase Contract underlying a Unit will be made in accordance with this Section 5.2.

              (b) (i) The Company shall engage a nationally recognized investment bank (the "Remarketing Agent") pursuant to a Remarketing Agreement to be mutually agreed on by the Company, the Agent and the Remarketing Agent, but providing for remarketing procedures substantially as set forth below to sell the Debentures of Holders of Normal Units, other than Holders that have elected not to participate in the remarketing pursuant to clause (iv) below, and holders of Separate Debentures that have elected to participate in the remarketing. On the seventh day prior to August 15, 2004, the Company shall give Holders of Normal Units and holders of Separate Debentures notice of the remarketing in a daily newspaper in the English language of general circulation in The City of New York (which shall be The Wall Street Journal, if such newspaper is then so published) and the Agent shall give to Holders of Normal Units and holders of Separate Debentures notice of the remarketing through the facilities of DTC. Such notice shall include the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) described in clause (iv) below, that must be delivered by Holders of Normal Units that elect not to participate in the remarketing pursuant to clause (iv) below no later than 10:00 a.m. on the fourth Business Day preceding the Remarketing Date. The Agent shall notify, by 10:00 a.m., New York City time, on the third Business Day preceding the Remarketing Date, the Remarketing Agent and the Collateral Agent of the aggregate number of Debentures of Normal Unit Holders to be remarketed. On the third Business Day preceding the Remarketing Date, no later than by 10:00 a.m. New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Debentures to be remarketed. On the Business Day immediately preceding the Remarketing Date, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Debentures to be remarketed. Upon receipt of such notice from the Agent and the Custodial Agent and such Debentures from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Remarketing Date, use its commercially reasonable best efforts to sell such Debentures on such date at a price equal to 100.5% of the Remarketing Value. The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-purchased Treasury Consideration") with the CUSIP numbers, if any, selected by the Remarketing Agent, described in clauses (i)(1) and (ii)(1) of the definition of Remarketing Value related to the Debentures of Holders of Normal Units that were remarketed. On or prior to the third Business Day following the Remarketing Date, the Remarketing Agent shall deliver such Agent-purchased Treasury Consideration to the Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such

       Agent-purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts. The Remarketing Agent will deduct as a remarketing fee an amount not exceeding 50 basis points (.50%) of the total proceeds from the remarketing (the "Remarketing Fee"). The Remarketing Agent will remit
       (1) the portion of the proceeds from the remarketing attributable to the Separate Debentures to the holders of Separate Debentures that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-purchased Treasury Consideration, to the Agent for the benefit of the Holders of the Normal Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following the Remarketing Date. Holders whose Debentures are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

                     (ii) If, in spite of using its commercially reasonable best efforts, the Remarketing Agent cannot remarket the Debentures included in the remarketing at a price equal to at least 100.5% of the Remarketing Value, the remarketing will be deemed to have failed (a "Failed Remarketing"). If a Failed Remarketing occurs, within three Business Days following the Remarketing Date, the Remarketing Agent shall return any Debentures delivered to it to the Collateral Agent and the Custodial Agent, as applicable. The Remarketing Agent may make attempts to remarket the Debentures on each of the four consecutive Business Days ending on October 1, 2004 and on the third Business Day immediately preceding the Stock Purchase Date (each a "Subsequent Remarketing") in accordance with the procedures set forth in this Section 5.2(b) and the Remarketing Agreement, provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice (referred to below) has been published in respect of any immediately preceding Failed Remarketing and (ii) the settlement date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date. If by 4:00 p.m., New York City time, on the third Business Day immediately preceding the Stock Purchase Date, the Remarketing Agent, in spite of using its commercially reasonable best efforts, has failed to remarket the Debentures at 100.5% of the Remarketing Value in accordance with the terms of the Pledge Agreement, the "Last Failed Remarketing" will be deemed to have occurred. In this case, within three Business Days following the date of the Last Failed Remarketing, the Remarketing Agent shall return any Debentures delivered to it to the Collateral Agent. The Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to such Debentures, including those actions specified in (b) (iii) below; provided, that if upon the Last Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Debentures, any accumulated and unpaid interest on such Debentures will become payable by the Company to the Agent for payment to the Holders of the Normal Units to which such Debentures relate. Such payment will be made by the Company on or prior to 11:00 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashier's check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will cause a notice of any Failed Remarketing and of the Last Failed Remarketing to be published on the second Business Day following the Remarketing Date, each of the four consecutive Business Days ending on October 1, 2004 and the date of the Last Failed Remarketing, as the case may be, in a daily newspaper in the English language of general circulation in The City of New York, which shall be The Wall Street Journal, if such newspaper is then so published.

                     (iii) With respect to any Debentures which constitute part of Normal Units which are subject to the Last Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and Section 5.2 (e) below, may, among other things, (A) retain such Debentures in full satisfaction of the Holders' obligations under the Purchase Contracts or (B) sell such Debentures in one or more public or private sales or otherwise.

                     (iv) A Holder of Normal Units may elect not to participate in the remarketing and retain the Debentures underlying such Units by notifying the Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Agent (as having been based solely on the identification that the Remarketing Agent shall have advised the Agent) that constitute the U.S. Treasury securities described in clauses (i) and (ii) of the definition of Remarketing Value relating to the retained Debentures (as if only such Debentures were being remarketed) (the "Opt-out Treasury Consideration") to the Agent not later than 10:00 a.m. on the fourth Business Day prior to the Remarketing Date (or, in the case of a Failed Remarketing, not later than 10:00 a.m. on the fourth Business Day immediately prior to the Subsequent Remarketing Date). Upon receipt thereof by the Agent, the Agent shall deliver such Opt-out Treasury Consideration to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Opt-out Treasury Consideration to secure such Holder's obligations under the Purchase Contracts. On the first Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date, as applicable, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Debentures of such Holder to the Agent. Within three Business Days following the Remarketing Date or any Subsequent

              Remarketing Date, as applicable, (A) if the remarketing was successful, the Agent shall distribute such Debentures to the Holders thereof, and (B) if there was a Failed Remarketing on such date, the Agent will deliver such Debentures to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Debentures to secure such Holders' obligations under the Purchase Contract and return the Opt-out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-out Treasury Consideration pursuant to this clause (iv) shall be deemed to have elected to participate in the remarketing.

              (c) Upon the maturity of the Pledged Treasury Securities underlying the Stripped Units and the Pledged Treasury Consideration underlying the Normal Units, on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without needing to receive any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities or the Pledged Treasury Consideration underlying a Unit is in excess of the Purchase Price of the Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of such Unit when received.

              (d) Any distribution to Holders of excess funds and interest described in Section 5.2 (b) and (c) above shall be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of Separate Debentures, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account specified by the Holder or the holder of Separate Debentures, as applicable.

              (e) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and, except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

              (f) Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth; provided that the foregoing is not applicable if the Debentures are not successfully remarketed pursuant to this Section 5.2 and provided further that nothing is this paragraph (f) (including the preceding proviso) shall in any respect limit or impair the rights reserved to the Company pursuant to Section 5(b)(iii).

       SECTION 5.3 ISSUANCE OF SHARES OF COMMON STOCK.

              Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or an Early Settlement or a Merger Early Settlement shall have occurred, on the Stock Purchase Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.4(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing the newly issued shares of Common Stock, registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund"), to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

       SECTION 5.4 ADJUSTMENT OF SETTLEMENT RATE.

              (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

                     (1) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                     (2) Stock Purchase Rights. In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment or share purchase or similar plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                     (3) Stock Splits; Reverse Splits. In case outstanding
              shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                     (4) Debt or Asset Distributions. (i) In case the Company
              shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding (a) any rights, options or warrants referred to in paragraph (2) of this Section, (b) any dividend or distribution paid exclusively in cash, (c) any distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in clause (ii) of this paragraph, and (d) any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate, if positive, determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraphs (1) and (2) of this Section shall not be applicable.

                     (ii) In the case of a Spin-Off, the Settlement Rate in
              effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the Settlement Rate under this paragraph 4(ii) will be determined at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off (or, if the Settlement Rate is required to be adjusted without regard to Trading Days, the effective date of such Spin-Off ) and (2) the date of the Initial Public Offering of the securities subject of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off, and shall be given retroactive effect to the opening of business on the day following the date fixed for determination of stockholders entitled to receive the Spin-Off Distribution.

                     (5) Cash Distributions. In case the Company shall, (i) by
              dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.4(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (iii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph
              (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and
              (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and (B) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

                     (6) Tender Offers. In case (i) a tender or exchange offer
              made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) that combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate, if positive, determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) (i) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less
              (ii) the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                     (7) Reclassification. The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.4(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                     (8) "Current Market Price". The "Current Market Price" per
              share of Common Stock on any day means (a) the average of the Sale Price for the 5 consecutive Trading Days preceding the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring computation, (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Sale Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined, and (c) in the case of any other Spin-Off, the average of the Sale Price of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off; provided, in each case, that if the Sale Price is required to be determined without regard to Trading Days, the effective date of such Spin-Off . For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                     (9) Calculation of Adjustments. All adjustments to the
              Settlement Rate shall be calculated to the nearest 1/10,000th of a share of

              Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph
              (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.4(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in Section 5.1(a) will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.4(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment; provided, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or (10) of this Section
              5.4(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

                     (10) Increase of Settlement Rate. The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

              (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

              In the event of

                     (1) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing entity and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

                     (2) any sale, transfer, lease or conveyance to another
              Person of the property of the Company as an entirety or substantially as an entirety,

                     (3) any statutory exchange of securities of the Company
              with another Person (other than in connection with a merger or acquisition), or

                     (4) any liquidation, dissolution or winding up of the
              Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"),

the Settlement Rate will be adjusted to provide that each Holder of Units will receive on the Stock Purchase Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Stock Purchase Date had occurred immediately prior to such Reorganization Event assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares).

              In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Unit shall have the rights provided by this
Section 5.4. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

       SECTION 5.5 NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS.

              (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

                     (i) forthwith compute the Settlement Rate in accordance
              with Section 5.4 and prepare and transmit to the Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                     (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.4 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

              (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

       SECTION 5.6 TERMINATION EVENT; NOTICE.

              The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Normal Units shall thereafter represent the right to receive the Debentures or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement.
Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

        SECTION 5.7 EARLY SETTLEMENT.

               (a) Subject to and upon compliance with the provisions of this
        Section 5.7, Purchase Contracts underlying Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to the seventh Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date; provided however, that if a Tax Event Redemption has occurred and the Treasury Consideration has become a component of the Normal Units, Purchase Contracts underlying Normal Units may be settled early, on or prior to the fourth Business Day immediately preceding the Stock Purchase Date, in integral multiples of Normal Units such that Treasury Consideration to be released is in integral multiples of $1,000. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing the related Units shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to the product of (i) the Stated Amount of such Units multiplied by (ii) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Unit at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Unit and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

               (b) Upon Early Settlement of any Purchase Contract by the Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, 2.1597 shares of Common Stock on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted pursuant to Section 5.4. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.7, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Debentures or Pledged Treasury Consideration, in the case of Normal Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

               (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Debentures, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Debentures, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

        SECTION 5.8 EARLY SETTLEMENT UPON MERGER.

               (a) In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.4(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

               Each such notice shall contain:

                    (i) the date, which shall be not less than 20 nor more than
               30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                    (ii) the date, which shall be three Business Days prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                    (iii) the Settlement Rate in effect as a result of such Cash
               Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.4(b);

                    (iv) a statement to the effect that all or a portion of the
               Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                    (v) the instructions a Holder must follow to exercise the
               Merger Early Settlement right.

               (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office on or before 5:00 p.m., New York City time on the date specified in the notice, (i) payment payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to
        Section 5.4(b) and as described in the notice to Holders (the "Merger Early Settlement Amount"), and (ii) (A) a duly completed Election to Settle Early, provided to such Holder by the Agent, in the form on the reverse of the Global Certificate evidencing the Units with respect to which the Merger Early Settlement right is being exercised or (B) if the Certificates are held in definitive, fully registered form, the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed.

               (c) On the Merger Early Settlement Date, the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted to provide that each Holder of Units will receive on the Merger Early Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Cash Merger (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Merger Early Settlement

        Date) equal to the number of shares of Common Stock issuable on account of each Purchase Contract if the Merger Early Settlement Date had occurred immediately prior to such Cash Merger and as further adjusted pursuant to Section 5.4, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Debentures or Pledged Treasury Consideration, in the case of Normal Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, except as otherwise provided, all references herein to Stock Purchase Date shall be deemed to refer to such Merger Early Settlement Date.

               (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Debentures, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Debentures, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) in lieu of any shares of Common Stock issuable to the Hodler hereunder, deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

               (f) In the event a Holder does not exercise such Holder's Merger Early Settlement right, each such non-exercising Holder of Units will receive on the Stock Purchase Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Cash Merger (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase
        Date) equal to the number of shares of Common Stock issuable on account of each Purchase Contract if the Stock Purchase Date had occurred immediately prior to such Cash Merger. The above provisions of this Section shall similarly apply to successive Reorganization Events to the extent a Holder has not previously exercised his Merger Early Settlement right.

        SECTION 5.9 CHARGES AND TAXES.

               The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        SECTION 5.10 NO FRACTIONAL SHARES.

               No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional shares in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.10 in a timely manner.

                                   ARTICLE VI

                                    REMEDIES

        SECTION 6.1 UNCONDITIONAL RIGHT OF HOLDERS TO PURCHASE COMMON STOCK.

               The Holder of any Unit shall have the right, which is absolute and unconditional, to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Unit and to institute suit for the enforcement of any such right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

        SECTION 6.2 RESTORATION OF RIGHTS AND REMEDIES.

               If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

        SECTION 6.3 RIGHTS AND REMEDIES CUMULATIVE.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 6.4 DELAY OR OMISSION NOT WAIVER.

               No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

        SECTION 6.5 UNDERTAKING FOR COSTS.

               All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of interest on any Debentures on any Purchase Contract on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Unit held by such Holder.


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

        SECTION 6.6 WAIVER OF STAY OR EXTENSION LAWS.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    THE AGENT

        SECTION 7.1 CERTAIN DUTIES AND RESPONSIBILITIES.

               (a) (1) The Agent undertakes to perform, with respect to the Units and Separate Debentures, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

                    (2) in the absence of bad faith on its part, the Agent may, with respect to the Units and Separate Debentures, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

               (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                    (1) this paragraph (b) shall not be construed to limit the effect of paragraph (a) of this Section;

                    (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was grossly negligent in ascertaining the pertinent facts; and

                    (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in


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

               the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

               (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

               (d) The Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Agent. The Agent shall be entitled to all of the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Agent under, or actions taken, omitted to be taken or suffered by the Agent pursuant to the Pledge Agreement.

        SECTION 7.2 NOTICE OF DEFAULT.

               Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

        SECTION 7.3 CERTAIN RIGHTS OF AGENT.

               Subject to the provisions of Section 7.1:

               (a) the Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

               (d) the Agent may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection


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

        in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

               (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

               (g) the rights, privileges, protections, immunities and benefits given to the Agent, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

               (h) the Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (i) the Agent shall not be charged with knowledge of any default by the Company hereunder unless a Responsible Officer shall have obtained written notice of such default;

               (j) in no event shall the Agent be liable for any consequential, punitive, indirect or special loss or damages of any kind whatsoever (including but not limited to lost profit), even if the Agent has been advised of the likelihood of such loss or damage and regardless of the form of action;

               (k) the Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; terrorist acts; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; and acts of civil or military authority or governmental actions; it being understood that the Agent shall use reasonable


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

                efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

                (l) the Agent may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

        SECTION 7.4 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF UNITS.

               The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the Units or the proceeds therefrom or in respect of the Purchase Contracts.

        SECTION 7.5 MAY HOLD UNITS.

               Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

        SECTION 7.6 MONEY HELD IN CUSTODY.

               Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

        SECTION 7.7 COMPENSATION AND REIMBURSEMENT.

               The Company agrees:

               (a) to pay to the Agent from time to time reasonable compensation for all services rendered by it hereunder;

               (b) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses


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

        and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, bad faith or willful misconduct; and

               (c) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               For purposes of this Section 7.7, "Agent" shall include any predecessor Agent; provided, however, that the negligence, bad faith or willful misconduct of any Agent hereunder shall not affect the rights of any other Agent hereunder.

               The provisions of this Section 7.7 shall survive the termination of this Agreement, the satisfaction or discharge of the Units and/or the Separate Debentures and/or the resignation or removal of the Agent.

        SECTION 7.8 CORPORATE AGENT REQUIRED; ELIGIBILITY.

               There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having an office or agency in the Borough of Manhattan, The City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        SECTION 7.9 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

               (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.


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

               (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

               (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Agent and the Company.

               (d) If at any time:

                    (1) the Agent fails to comply with Section 310(b) of the
               TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months; or

                    (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                    (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

        then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

               (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of
        Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.


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

               (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

        SECTION 7.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

               (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

               (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

               (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

        SECTION 7.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                     BUSINESS.

               Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent (including the administration of this Agreement), shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Units.


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

        SECTION 7.12 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

               (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

               (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Agent for the payment, of the reasonable expenses of such mailing.

        SECTION 7.13 NO OBLIGATIONS OF AGENT.

               Except to the extent otherwise provided in this Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five.

        SECTION 7.14 TAX COMPLIANCE.

               (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

               (b) The Agent shall comply with any reasonable written direction timely received from the Company with respect to the execution or certification of


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

        any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

               (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

        SECTION 8.1 SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS.

        Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

               (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

               (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

               (c) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

               (d) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.4(b) or 5.8; or

               (e) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

        SECTION 8.2 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS.

               (a) With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit affected thereby:

                    (1) change any Payment Date;

                    (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Normal Units to substitute the Treasury Securities for the Pledged Debentures or Pledged Treasury Consideration or the rights of holders of Stripped Units to substitute Debentures or appropriate Treasury Consideration for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or materially adversely alter the rights in or to such Collateral;

                    (3) change the place or currency of payment for any amounts payable in respect of the Units, increase any amounts payable by Holders in respect of the Units or decrease any other amounts receivable by Holders in respect of the Units;

                    (4) impair the right to institute suit for the enforcement of any Purchase Contract;

                    (5) reduce the number of shares of Common Stock to be
               purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Stock Purchase Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

                    (6) reduce the percentage of the outstanding Purchase
               Contracts the consent of whose Holders is required for any such supplemental agreement;

        provided, that if any amendment or proposal referred to above would adversely affect only the Normal Units or the Stripped Units, then only the affected class of


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

        Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

               (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

        SECTION 8.3 EXECUTION OF SUPPLEMENTAL AGREEMENTS.

               In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

        SECTION 8.4 EFFECT OF SUPPLEMENTAL AGREEMENTS.

               Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

        SECTION 8.5 REFERENCE TO SUPPLEMENTAL AGREEMENTS.

               Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.


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

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

        SECTION 9.1 COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY
                    EXCEPT UNDER CERTAIN CONDITIONS.

        The Company covenants that it will not merge or consolidate with any other Person in a transaction in which the Company is not the surviving entity or transfer, lease or convey its properties and assets substantially as an entirety to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) the successor (if other than the Company) shall be a corporation, limited liability company, partnership, trust or other entity organized and existing under the laws of the United States of America or a State thereof or the District of Columbia; (ii) such entity shall expressly assume all the obligations of the Company under the Purchase Contracts, the Debentures, this Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, and (iii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder or under any of the Units or the Pledge Agreement.

        SECTION 9.2 RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

               (a) In case of any such consolidation, merger, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.


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

               (b) In case of any such consolidation, merger, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

        SECTION 9.3 OPINION OF COUNSEL GIVEN TO AGENT.

               The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE X

                                    COVENANTS

        SECTION 10.1 PERFORMANCE UNDER PURCHASE CONTRACTS.

               The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

        SECTION 10.2 MAINTENANCE OF OFFICE OR AGENCY.

               (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Normal Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

               (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the

        Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as one place of payment for the Units the Corporate Trust Office and appoints State Street Bank and Trust Company, N.A., an Affiliate of the Agent, at its corporate trust office as co-paying agent in such city.

        SECTION 10.3 COMPANY TO RESERVE COMMON STOCK.

               The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

        SECTION 10.4 COVENANTS AS TO COMMON STOCK.

               The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

        SECTION 10.5 STATEMENTS OF OFFICER OF THE COMPANY AS TO DEFAULT.

               The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such Officer may have knowledge.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    SOLECTRON CORPORATION

                                    By: /s/ Kiran Patel
                                       ----------------------------------
                                       Name:  Kiran Patel
                                       Title: Executive Vice President,
                                              Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CALIFORNIA, N.A.,
                                    as Purchase Contract Agent

                                    By: /s/ Steve Rivero
                                       ----------------------------------
                                       Name:  Steve Rivero
                                       Title: Vice President

                                    EXHIBIT A
                        FORM OF NORMAL UNITS CERTIFICATE

               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                   (Form of Face of Normal Units Certificate)

No. __                                         CUSIP No. 834182206
Number of Normal Units _________________

               This Normal Units Certificate certifies that ______________ is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents (i) either (a) beneficial ownership by the Holder of one 7.25% Subordinated Debenture due 2006 (the "Debenture") of Solectron Corporation, a Delaware corporation (the "Company"), having a principal amount of $25, subject to the Pledge of such Debenture by such Holder pursuant to the Pledge Agreement, or (b) if a Tax Event Redemption has occurred or the Debenture has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Debenture remarketed by delivering the appropriate Treasury Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

               Pursuant to the Pledge Agreement, the Debenture or the appropriate Treasury Consideration, as the case may be, constituting part of each Normal Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the

Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Normal Unit.

               The Pledge Agreement provides that all payments in respect of the Pledged Debentures or Pledged Treasury Consideration received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds
(i) in the case of (A) quarterly cash distributions on Normal Units which include Pledged Debentures or Pledged Treasury Consideration and (B) any payments in respect of the Debentures or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 12:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Debentures or Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Normal Units of which such Pledged Debentures or Pledged Treasury Consideration, as the case may be, are a part under the Purchase Contracts forming a part of such Normal Units. Quarterly distributions on Normal Units which include Pledged Debentures or Pledged Treasury Consideration, as the case may be, which are payable quarterly in arrears on February 15, May 15, August 15 and November 15, each year, commencing February 15, 2002 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

               Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on November 15, 2004 (the "Stock Purchase Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock, $0.001 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement (and the Holder has exercised its option to settle the Purchase Contract on the Merger Early Settlement Date) with respect to the Normal Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Debentures or the Pledged Treasury Consideration, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract.

               Payments on the Debentures or the appropriate Treasury Consideration, as the case may be, will be payable at the office or agency of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register or by wire transfer to an account specified by the Company.

               Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Normal Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    SOLECTRON CORPORATION


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)

                                    By:  STATE STREET BANK AND TRUST
                                         COMPANY OF CALIFORNIA, N.A.,
                                         not individually but solely as
                                         Attorney-in-Fact of such Holder

                                         By:
                                            -------------------------------
                                             Name:
                                             Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Normal Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                         STATE STREET BANK AND TRUST COMPANY OF
                                         CALIFORNIA, N.A.,
                                         as Purchase Contract Agent

Dated:                                   By:
       ----------------------               -------------------------------
                                         Authorized Signatory

                  (Form of Reverse of Normal Units Certificate)

               Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December 27, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and State Street Bank and Trust Company of California, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Normal Units Certificates are, and are to be, executed and delivered.

               Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $25 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement (and the Holder has exercised its option to settle the Purchase Contract on the Merger Early Settlement Date) with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $11.58 (the "Threshold Appreciation Price"), 2.1597 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $9.81, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is equal to or less than $ 9.81, 2.5484 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on, if applicable, each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date (or, in the event of a Cash Merger contemplated by Section 5.8, ending on the third Trading Day immediately preceding the date of the consummation of the Cash Merger).

               The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

               A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

               In accordance with the terms of the Purchase Contract Agreement, the Holder of this Normal Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Debentures underlying the Normal Units represented by this Normal Units Certificate or (iii) if the Holder has elected not to participate in the remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Purchase Contract. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Last Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Debentures related to this Normal Units Certificate, any accrued and unpaid interest on such Pledged Debentures will become payable by the Company to the Holder of this Normal Units Certificate in the manner provided for in the Purchase Contract Agreement.

               The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

               Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Debentures. Upon receipt of notice of any meeting at which holders of Debentures are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Debentures, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Debentures entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Debentures constituting a part of such Holder's Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Debentures as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Debenture evidenced by such Normal Unit.

        Upon the occurrence of a Tax Event Redemption prior to the Stock Purchase Date, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply, out of the aggregate Redemption Price for the Debentures that are components of Normal Units, an amount equal to the aggregate Redemption Amount for Debentures that are components of Normal Units to purchase on behalf of Holders of Normal Units, the Redemption Treasury Portfolio and, promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Normal Units.

        Following the occurrence of a Tax Event Redemption prior to the Stock Purchase Date, the Holders of Normal Units and the Collateral Agent shall have such security interests rights and obligations with respect to the Redemption Treasury Portfolio as the Holder of Normal Units and the Collateral Agent had in respect of the Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Debentures shall be deemed to be reference to such Redemption Treasury Portfolio and any reference herein or in the Certificates to interest on the Debentures shall be deemed to be a reference to corresponding distributions on the Redemption Treasury Portfolio.

        The Normal Units Certificates are issuable only in registered form and only in denominations of a single Normal Unit and any integral multiple thereof. The transfer of any Normal Units Certificate will be registered and Normal Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Normal Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Normal Unit may substitute for the Pledged Debentures or Pledged Treasury Consideration securing its obligations under the related Purchase Contract Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Stripped Unit." A Holder that elects to substitute a Treasury Security for Pledged Debentures or Pledged Treasury Consideration, thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Units in respect of the Pledged Debenture or Pledged Treasury Consideration, as the case may be, and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as a Normal Unit.

               A Holder of Stripped Units may reestablish Normal Units by delivering to the Collateral Agent Debentures or the appropriate Treasury Consideration in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of the Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Normal Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Debentures or Pledged Treasury Consideration, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

               Upon registration of transfer of this Normal Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Normal Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

               The Holder of this Normal Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Normal Units evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Debentures or the appropriate Treasury Consideration, as the case may be, underlying this Normal Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Debentures or the Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments. The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

               Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Debentures, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Debentures as indebtedness of the Company, in each case, for all tax purposes.

               Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

               The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Normal Units Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving quarterly payments on the Debentures or the Treasury Consideration, as the case may be, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any such agent shall be affected by notice to the contrary.

               The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

               A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                      as tenants in common

UNIF GIFT MIN ACT -            Custodian

                               --------------------------------
                               (cust)                   (minor)

                               Under Uniform Gifts to Minors Act

                               --------------------------------
                                            (State)

TEN ENT -                      as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________

________________________________________________________________________________



(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)_______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Normal Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ attorney to transfer said Normal Units Certificates on the books of Solectron Corporation with full power of substitution in the premises.

Dated: ________________                Signature: ______________________________

                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: ___________________________________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: _________________              Signature: _______________________________

                                      Signature Guarantee: _____________________
                                      (if assigned to another person)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in        REGISTERED HOLDER
the name of and delivered to a
Person other than the Holder, please     Please print name and address of
(i) print such Person's name and         Registered Holder:
address and (ii) provide a guarantee
of your signature:


____________________________________     _______________________________________
                Name                                        Name


____________________________________     _______________________________________
               Address                                    Address




Social Security or other Taxpayer Identification
Number, if any

                            ELECTION TO SETTLE EARLY

               The undersigned Holder of this Normal Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Normal Units Certificate representing any Normal Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Debentures or Pledged Treasury Consideration, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: __________________             Signature:_____________________________

Signature Guarantee: ______________   Signature Guarantee: __________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

               Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock are to be     REGISTERED HOLDER
registered in the name of and           Please print name and address of
delivered to and Pledged Debentures,    Registered Holder:
or Pledged Treasury Consideration,
as the case may be, are to be
transferred to a Person other than
the Holder, please print such
Person's name and address:

____________________________________     _______________________________________
                Name                                        Name


____________________________________     _______________________________________
               Address                                    Address

Social Security or other Taxpayer
Identification Number, if any

Transfer instructions for Pledged Debentures, or Pledged Treasury Consideration, as the case may be, transferable upon Early Settlement or a Termination Event:

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

               SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

               The following increases or decreases in this Global Certificate have been made:

                                                         STATED AMOUNT
                       AMOUNT OF         AMOUNT OF       OF THE GLOBAL
                      DECREASE IN       INCREASE IN       CERTIFICATE      SIGNATURE OF
                     STATED AMOUNT     STATED AMOUNT    FOLLOWING SUCH      AUTHORIZED
                     OF THE GLOBAL     OF THE GLOBAL      DECREASE OR      SIGNATORY OF
       DATE           CERTIFICATE       CERTIFICATE        INCREASE           AGENT
-----------------    -------------     -------------    ---------------    ------------



                                    EXHIBIT B
                       FORM OF STRIPPED UNITS CERTIFICATE

               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                      Form of Face of Stripped Units Certificate

No. ___                                        CUSIP No. 834182115
Number of Stripped Units ____________


               This Stripped Units Certificate certifies that Cede & Co. is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents (i) a 1/40 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Solectron Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

               Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Unit.

               Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on November 15, 2004 (the "Stock Purchase Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common Stock, $0.001 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement (and the Holder has exercised its option to settle the Purchase Contract on the Merger Early Settlement Date) with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

               Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    SOLECTRON CORPORATION

                                    By: ____________________________________
                                        Name:
                                        Title:

                                    HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)

                                    By:  STATE STREET BANK AND TRUST
                                         COMPANY OF CALIFORNIA, N.A., not
                                         individually but solely as
                                         Attorney-in-Fact of such Holder


                                         By:_________________________________
                                            Name:
                                            Title:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Stripped Units referred to in the within-mentioned Purchase Contract Agreement.

                                          STATE STREET BANK AND TRUST COMPANY OF
                                          CALIFORNIA, N.A. ,
                                          as Purchase Contract Agent

Dated: ___________________                By: ______________________________
                                              Authorized Signatory

                     (Reverse of Stripped Units Certificate)

               Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December 27, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and State Street Bank and Trust Company of California, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Units Certificates are, and are to be, executed and delivered.

               Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $25 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement (and the Holder has exercised its option to settle the Purcahse Contract on the Merger Early Settlement Date) with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $11.58 (the "Threshold Appreciation Price"), 2.1597 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $9.81, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is equal to or less than $ 9.81, 2.5484 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on, if applicable, each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date (or, in the event of a Cash Merger contemplated by Section 5.8, ending on the third Trading Day immediately preceding the date of the consummation of the Cash Merger).

               The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation

Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

               A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

               In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

               The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Unit and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Stripped Unit may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contract Debentures or the appropriate Treasury Consideration in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Unit for which such Pledged Debentures or Pledged Treasury Consideration secures the Holder's obligation under the Purchase Contract shall be referred to as a "Normal Unit." A Holder that elects to substitute Debentures or the appropriate Treasury Consideration, as the case may be, for Pledged Treasury Securities, thereby reestablishing Normal Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such

Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Treasury Security and the Purchase Contract constituting such Stripped Unit may be transferred and exchanged only as a Stripped Unit.

               A Holder of Stripped Units may reestablish Normal Units by delivering to the Collateral Agent Debentures or the appropriate Treasury Consideration in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two business days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

               Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stripped Units Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

               The Holder of this Stripped Units Certificate, by his acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments. The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

               Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Debentures, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Debentures as indebtedness of the Company, in each case, for all tax purposes.

               Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

               The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliate, nor any such agent shall be affected by notice to the contrary.

               The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

               A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                      as tenants in common

UNIF GIFT MIN ACT -            Custodian

                               __________________________________
                               (cust)                     (minor)

                               Under Uniform Gifts to Minors Act

                               __________________________________
                                            (State)

TEN ENT -                      as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________

________________________________________________________________________________



(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee) ______________________________________________________________________

________________________________________________________________________________



(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stripped Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing___________________attorney to transfer said Stripped Units Certificates on the books of Solectron Corporation with full power of substitution in the premises.

Dated: _________________                 Signature: ____________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Stripped Units Certificates in
                                         every particular, without alteration or
                                         enlargement or any change whatsoever.


Signature Guarantee: ___________________________________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                         Signature:_______________________
       -------------------
                                               Signature Guarantee:_____________
                                               (if assigned to another person)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in         REGISTERED HOLDER
the name of and delivered to a
Person other than the Holder, please      Please print name and address of
(i) print such Person's name and          Registered Holder:
address and (ii) provide a guarantee
of your signature:


____________________________________     _______________________________________
                Name                                        Name


____________________________________     _______________________________________
               Address                                    Address



Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

               The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Stripped Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: __________________           Signature: _______________________________

                                    Signature Guarantee: _____________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

               Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock are to be       REGISTERED HOLDER
registered in the name of and
delivered to and Pledged Treasury         Please print name and address of
Securities are to be transferred to       Registered Holder:
a Person other than the Holder,
please print such Person's name and
address:


____________________________________     _______________________________________
                Name                                        Name


____________________________________     _______________________________________
               Address                                    Address




Social Security or other Taxpayer
Identification Number, if any

Transfer instructions for Pledged Treasury Securities, transferable upon Early Settlement or a Termination Event:

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

               SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

               The following increases or decreases in this Global Certificate have been made:

                                                         STATED AMOUNT
                       AMOUNT OF         AMOUNT OF       OF THE GLOBAL
                      DECREASE IN       INCREASE IN       CERTIFICATE      SIGNATURE OF
                     STATED AMOUNT     STATED AMOUNT    FOLLOWING SUCH      AUTHORIZED
                     OF THE GLOBAL     OF THE GLOBAL      DECREASE OR      SIGNATORY OF
       DATE           CERTIFICATE       CERTIFICATE        INCREASE           AGENT
----------------     -------------     -------------    ---------------    ------------



                                    EXHIBIT C

                      INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
                                COLLATERAL AGENT

U.S. Bank, N.A.
180 East Fifth Street
St. Paul, MN 55101
Attn: Corporate Trust Services/Frank Leslie

[Addressee]

Attention:

        Re:    Equity Security Units of Solectron Corporation  (the "Company")

               We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of December 27, 2001, among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary, and us, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$ _______ aggregate principal amount of Treasury Securities (CUSIP No. _____)] [$_______ principal amount of Debentures or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Debentures or Pledged Treasury Consideration, as the case may be (CUSIP No. ____),] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [Treasury Securities] [Debentures or the appropriate Treasury Consideration, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Debentures or Pledged Treasury Consideration, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Debentures or Treasury Consideration, as the case may be,] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions.

Date: __________________

                                   STATE STREET BANK AND TRUST COMPANY OF
                                   CALIFORNIA, N.A.,
                                   As Purchase Contract Agent under the Purchase Contract Agreement, dated as of December 27, 2001, between the Company and the Purchase Contract Agent


                                   By: ____________________________

                                        Name:
                                        Title:

Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Debentures or Pledged Treasury Consideration, as the case may be,] for the [Pledged Debentures or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities]:

        Name

        Address

Social Security or other Taxpayer
Identification Number, if any

                                    EXHIBIT D

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA 90071
Attention: Corporate Trust Administration
(Solectron Corporation 2001 Pledge Agreement)


        Re:    Equity Security Units of Solectron Corporation (the "Company")

               The undersigned Holder hereby notifies you, as Purchase Contract Agent under the Purchase Contract Agreement, dated as of December 27, 2001, between the Company and you, that it has delivered to U.S. Bank, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary [$_________ aggregate principal amount of Treasury Securities] [$_________ principal amount of Debentures or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Debentures or Pledged Treasury Consideration as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated as of December 27, 2001, among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Debentures or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units].

Date:
                                        By: ___________________________________

                                        Signature Guarantee: __________________
Dated:

Please print name and address of Registered Holder:

Name                                    Social Security or other Taxpayer
                                        Identification Number, if any

Address

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                      D-2